COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 16 – COMMITMENTS AND CONTINGENCIES

Leases:

Estimated future minimum lease payments, utilizing current exchange rates at December 31, 2018, over the estimated lease terms are summarized below:

Years Ending December 31,
2019	$19,615
2020	18,928
2021	18,222
2022	15,674
2023	13,865
Thereafter	65,111

Total	$151,415

The estimated future minimum lease payments summarized above exclude any future minimum lease payments in connection with the NuevaTel Tower Sale and Lease Back Transaction which was entered into during February 2019. See Note 20 – Subsequent Events for additional information.

Aggregate rental expense for all operating leases was $22.1 million, $21.1 million and $19.6 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Commitments:

New Zealand:

Huawei

As of December 31, 2018, 2degrees has outstanding commitments with Huawei through 2022 for technical support and spare parts maintenance, software upgrades, products, professional services, other equipment and services in the aggregate amount of $47.0 million, based on the exchange rate at December 31, 2018. A portion of this total commitment is based upon cell sites on air as of December 31, 2018 and will be updated quarterly to reflect new site additions. This portion of the commitment also assumes that in 2020, upon termination of the related agreement, 2degrees will purchase the existing software license from Huawei.

The aggregate amounts of the aforementioned obligations to Huawei outstanding as of December 31, 2018, based on the exchange rate at that date, are as follows:

Years ending December 31,
2019	$20,268
2020	16,716
2021	9,152
2022	814

Total	$46,950

2degrees also has submitted purchase orders to Huawei in the amount of $4.8 million, based on the exchange rate at December 31, 2018, for other equipment and services, which 2degrees expects to be fulfilled during 2019.

Handsets

In October 2016, 2degrees signed a purchase agreement, effective as of August 1, 2016, with a handset manufacturer that requires 2degrees to purchase a minimum number of handsets per quarter for three years (beginning with the third quarter of 2016). 2degrees fulfilled this obligation during the fourth quarter of 2018. As part of the purchase agreement, 2degrees has committed to allocate $1.3 million NZD ($0.9 million based on the exchange rate at December 31, 2018) of its advertising budget per contract year to related marketing.

2degrees also has submitted purchase orders to a handset manufacturer in the amount of $0.7 million, based on the exchange rate at December 31, 2017, for handsets, which 2degrees expects to be fulfilled during 2019.

Rural Broadband Infrastructure

In August 2017, the New Zealand government signed an agreement with the New Zealand telecommunications carriers’ joint venture group to fund a portion of the country’s rural broadband infrastructure project (the “RBI2 Agreement”). As of December 31, 2018, 2degrees’ estimated outstanding obligation for investments under this agreement was approximately $12.3 million, based on the exchange rate at that date. This amount does not include potential operating expenses or capital expenditure upgrades associated with this agreement.

The aggregate annual amounts of the aforementioned estimated obligations outstanding for investments under the RBI2 Agreement as of December 31, 2018, based on the exchange rate at that date, are as follows:

Years ending December 31,
2019	$2,572
2020	5,816
2021	2,796
2022	1,119

Total	$12,303

Spectrum Licenses

On November 28, 2011, 2degrees accepted an offer from the New Zealand Ministry of Economic Development to renew its 800/900 MHz spectrum licenses effective November 25, 2022 through November 28, 2031. The price will be calculated at the time payment is due in 2022 based on changes to the Consumer Price Index and other variables, but will not exceed $9.0 million, based on the exchange rate at December 31, 2018.

Other

As of December 31, 2018, 2degrees had purchase commitments through 2021 of $9.5 million with various vendors to acquire hardware and software related to ongoing network and Information Technology (“IT”) projects, as well as for IT support services, IT development, retail store fit-outs, broadband capacity payments and advertising and marketing costs. None of these commitments is significant individually.

Bolivia:

In December 2016, NuevaTel signed an agreement with Telefónica Celular de Bolivia S.A. (“Telecel”) pursuant to which Telecel provides NuevaTel an Indefeasible Right to Use of its existing and future capacity to transport national telecommunications data. This purchase commitment expires in 2031. As of December 31, 2018, the minimum purchase commitment with Telecel was $20.5 million, as follows:

Years ending December 31,
2019	$1,577
2020	1,577
2021	1,577
2022	1,577
2023	1,577
Thereafter	12,616

Total	$20,501

NuevaTel also has purchase commitments through 2027 of $24.1 million with various vendors to acquire telecommunications equipment, support services, inventory and advertising which are not significant individually.

The Bolivian regulatory authority, the Autoridad de Regulación y Fiscalización de Telecomunicaciones y Transportes of Bolivia (“ATT”) has conditioned the 4G license awarded to NuevaTel on meeting service deployment standards, requiring that the availability of 4G service expand over a 96-month period from urban to rural areas. NuevaTel has met its 4G launch commitments thus far and is required to build LTE sites in all of the 339 municipalities of Bolivia by May 2022. NuevaTel expects to meet this requirement and anticipates that deployment costs will increase as it penetrates less densely populated regions.

Contingencies:

General:

The financial statements reflect certain assumptions based on telecommunications laws, regulations and customary practices currently in effect in the countries in which the Company’s subsidiaries operate. These laws and regulations can have a significant influence on the Company’s results of operations and are subject to change by the responsible governmental agencies. The Company assesses the impact of significant changes in laws, regulations and political stability on a regular basis and updates the assumptions and estimates used to prepare its financial statements when deemed necessary. However, the Company cannot predict what future laws and regulations might be passed or what other events might occur that could have a material effect on its investments or results of operations. In particular, Bolivia has experienced, or may experience, political and social instability.

In addition to issues specifically discussed elsewhere in this Note to our Consolidated Financial Statements, the Company is a party to various lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. Management believes that although the outcomes of these proceedings are uncertain, any liability ultimately arising from these actions should not have a material adverse impact on the Company’s financial condition, results of operations, or cash flows. The Company has accrued for any material contingencies where the Company’s management believes the loss is probable and estimable.

Bolivian Regulatory Matters:

Under the Bolivian Telecommunications Law, carriers must negotiate new licenses (to replace their existing concessions) with the Bolivian government. Both the law and the Bolivian constitution specify that carriers’ vested rights under their existing concessions will be preserved; however, the Company cannot guarantee that these protections will be respected by the Bolivian government. The ATT migrated the original concessions of Entel and Tigo, wireless competitors to NuevaTel, to new licenses in 2015 in conjunction with renewing their original concessions that were due to expire. In January 2019, NuevaTel received resolutions authorizing a migration to a new comprehensive license with terms similar to those in the Entel and Tigo licenses. NuevaTel signed the new license agreement in February 2019. The agreement governs (but does not replace) NuevaTel’s existing spectrum grants and its concessions to provide mobile voice services and data services. NuevaTel’s initial 1900 MHz spectrum grant and its mobile and data services concessions are due to be renewed on November 25, 2019. The Company expects, but cannot guarantee, that this spectrum grant and the service concessions will be renewed at that time. NuevaTel anticipates that the government will not assess a charge for the renewal of the service concessions. The ATT has not yet specified a price for the renewal of the 1900 MHz spectrum grant. However, based on the fee paid by Tigo in connection with its 2015 spectrum grant renewal, NuevaTel estimates that it will be required to pay approximately $25 million for its 1900 MHz spectrum renewal in the fourth quarter of 2019. The payment is expected to be funded with cash resources from a combination of NuevaTel’s operating cash flows, changes in the timing of property and equipment purchases and from the proceeds of the sale and leaseback of certain NuevaTel network towers.

NuevaTel’s network has experienced several network outages affecting voice and 3G and 4G data services both locally and nationally over the past several years, and outages continue to occur from time to time due to a variety of causes; some of these outages relate to equipment failures or malfunctions within NuevaTel’s network and some outages are the result of failures or service interruptions on communications facilities (e.g. fiber optics lines) leased by NuevaTel from other carriers. NuevaTel has voluntarily compensated the customers affected by several of these outages. As to most of these outages, the ATT is investigating if the outages were unforeseen or were events that could have been avoided by NuevaTel, and, if avoidable, whether penalties should be imposed. The ATT investigated an August 2015 outage (in the town of San José de Chiquitos) and imposed a fine of $4.5 million against NuevaTel in 2016. NuevaTel appealed the ATT’s decision on the basis that the interruption was attributable to a force majeure event. The fine was rescinded by the ATT and then reimposed on different grounds. In June 2017, the Ministry of Public Works, Services and Housing (the “Ministry”) vacated the fine, but allowed the ATT to reinstate the penalty provided it could establish that NuevaTel was responsible for the service interruption. The ATT has reinstated the penalty, although it has noted in its findings that the outage was a force majeure event, and NuevaTel filed another appeal to the Ministry. In September 2018, the Ministry notified NuevaTel that it rejected the appeal and that NuevaTel would be required to pay the $4.5 million fine plus interest. NuevaTel accrued $4.5 million in the third quarter of 2018 within Other non-current liabilities as presented in the Consolidated Balance Sheet as of December 31, 2018 and recorded the expense in Other, Net in the Consolidated Statements of Operations and Comprehensive Loss for the year then ended. NuevaTel continues to contest the matter vigorously and has appealed the Ministry’s decision to the Supreme Tribunal of Justice.

In April 2013, the ATT notified NuevaTel that it proposed to assess a fine of $2.2 million against NuevaTel for delays in making repairs to public telephone equipment in several Bolivian cities in 2010. NuevaTel accrued the full amount of the fine plus interest of approximately $0.1 million but also filed an appeal with the Supreme Tribunal of Justice in regard to the manner in which the fine was calculated. In December 2017, the court rescinded the fine on procedural grounds but permitted the ATT to impose a new fine. If the ATT does so, NuevaTel will have the right to discharge the fine by paying half of the stated amount of the penalty on condition that NuevaTel foregoes any right of appeal. NuevaTel has not decided what action it may take in such event.

In 2012, NuevaTel launched a customer loyalty program known as “Fidepuntos” that granted points for service consumption and tenure. Beginning in January 2018, the Fidepuntos program came under the jurisdiction and regulation of the Bolivian gaming authority, the Autoridad de Fiscalizacion del Juego (“AJ”). NuevaTel elected to discontinue its Fidepuntos program in February 2018 and subsequently launched a short-term loyalty program that retired all outstanding redemption obligations associated with the discontinued Fidepuntos program at a cost that did not exceed $1.0 million. The AJ approved the short-term program and did not object to the discontinuation of the Fidepuntos program. As of December 31, 2018, there was no remaining liability related to the Fidepuntos program as the program ended with all obligations satisfied during the third quarter of 2018. The Fidepuntos program liability was reduced by $4.8 million during the year ended December 31, 2018, in connection with satisfying remaining obligations and reversing expenses that were previously recognized but not incurred due to the completion of the program and satisfaction of outstanding obligations.